UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 1, 2005

Technical Olympic USA, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32322	76-0460831
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4000 Hollywood Blvd., Suite 500 N, Hollywood, Florida		33021
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	954-364-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On August 1, 2005, Technical Olympic USA, Inc. (the "Company") issued a press release announcing the completion of the acquisition through a joint venture of the homebuilding operations and assets of Transeastern Properties, Inc. ("Transeastern") and announcing the anticipated impact of the acquisition on the Company's earnings for 2005 and 2006. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01 Other Events.

On August 1, 2005, the Company completed the acquisition of the homebuilding assets and operations of Transeastern, headquartered in Coral Springs, Florida, through a joint venture. The joint venture was formed between TOUSA Homes, LP ("TOUSA Homes"), a limited partnership wholly-owned by the Company, and an entity (the "Falcone Entity") controlled by Arthur Falcone and Edward Falcone, Co-Chairmen of The Falcone Group, and majority owners of Transesastern Homes (the "Transeastern JV"). The Transeastern JV acquired Transeastern’s homebuilding assets, including work in process, finished lots and certain land option rights, for approximately $826.2 million (which includes the assumption of $112 million of liabilities). An earnout of up to an additional $75 million will be paid if certain conditions are met, such as achieving predetermined quarterly EBITDA targets and delivery of entitlement on certain tracts of land currently held under lot option contracts. In addition to the assets acquired in the transaction, the Transeastern JV will have a right of first offer on land developed by The Falcone Group in the joint venture’s existing markets for a period of five years.

TOUSA Homes is the managing member of the Transeastern JV. TOUSA Homes and the Falcone Entity each hold a 50% voting interest in the joint venture. The Transeastern JV is funded with $675.0 million of third-party debt capacity (of which $560 million was drawn), a $20.0 million subordinated loan from TOUSA Homes and $165.0 million of equity, of which $90.0 million was contributed by TOUSA Homes. The third-party debt is secured by the joint venture’s assets and ownership interests and is non-recourse to the Company.

Item 9.01 Financial Statements and Exhibits.

(c) Press release, dated August 1, 2005, of Technical Olympic USA, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Technical Olympic USA, Inc.

August 5, 2005	By:	Beatriz L. Koltis

Name: Beatriz L. Koltis
Title: Associate General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated August 1, 2005, of Technical Olympic USA, Inc.